                                                                   Exhibit 23.3


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1998 (Global TeleSystems Group, Inc.), in the Registration Statement (Form S-1) and related Prospectus of Global TeleSystems Group, Inc., dated on or about May 14, 1998.


Vienna, Virginia
May 12, 1998